SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 18, 2013

to the Statutory Prospectus Dated April 30, 2013, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus for Series A (StylePlus—Large Core Series), Series J (StylePlus—Mid Growth Series), Series X (StylePlus—Small Growth Series) and Series Y (StylePlus—Large Growth Series) and should be read in conjunction with the Prospectus.

The Board of Directors (the “Board”) of SBL Fund recently approved certain changes to the Series’ investment program. In particular, the Board approved on behalf of each Series the adoption of a new 80% non-fundamental investment policy, pursuant to Rule 35d-1 under the Investment Company Act of 1940.

The changes to the Series’ investment strategies will become effective on or about January 28, 2014. Therefore, on or about January 28, 2014, the Statutory Prospectus will be revised substantially as follows:

Series A (StylePlus—Large Core Series)

The first paragraph of the section titled “Principal Investment Strategies” on page 1 of the Statutory Prospectus will be deleted in its entirety and replaced with the following:

Series A seeks to exceed the total return of the S&P 500 Index (the “Index”). The Series pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices and large-capitalization value indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Series will usually also invest in fixed income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2013, the Index consisted of securities of companies with market capitalizations that ranged from $1.8 billion to $415.6 billion.

Series J (StylePlus—Mid Growth Series)

The first paragraph of the section titled “Principal Investment Strategies” on page 23 of the Statutory Prospectus will be deleted in its entirety and replaced with the following:

Series J seeks to exceed the total return of the Russell Midcap Growth Index (the “Index”). The Series pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on mid-capitalization indices, including mid-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Series will usually also invest in fixed income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2013, the Index consisted of securities of companies with market capitalizations that ranged from $321.4 million to $44.0 billion.

Series X (StylePlus—Small Growth Series)

The first paragraph of the section titled “Principal Investment Strategies” on page 50 of the Statutory Prospectus will be deleted in its entirety and replaced with the following:

Series X seeks to exceed the total return of the Russell 2000 Growth Index (the “Index”). The Series pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on small-capitalization indices, including small-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Series will usually also invest in fixed income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2013, the Index consisted of securities of companies with market capitalizations that ranged from $37.4 million to $5.6 billion.

Series Y (StylePlus—Large Growth Series)

The first paragraph of the section titled “Principal Investment Strategies” on page 55 of the Statutory Prospectus will be deleted in its entirety and replaced with the following:

Series Y seeks to exceed the total return of the Russell 1000 Growth Index (the “Index”). The Series pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Series will usually also invest in fixed income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2013, the Index consisted of securities of companies with market capitalizations that ranged from $321.4 million to $415.6 billion.

All Series

The first paragraph of the section titled “Additional Information Regarding Investment Objectives and Strategies” on page 66 of the Statutory Prospectus will be deleted in its entirety and replaced with the following:

The Board of Directors may change the Series’ investment objectives and strategies at any time without shareholder approval. A Series with a name suggesting a specific type of investment or industry will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Series change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name, the Series will provide shareholders at least 60 days’ notice prior to making the change. For the purposes of this 80% policy, derivatives will be based on their notional value. As with any investment, there can be no guarantee the Series will achieve their investment objectives.

Please Retain This Supplement for Future Reference

SBLVT-SUP3-1113x0414

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